Exhibit 10.1

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1	6
2. AMENDMENT/MODIFICATION NO. P00013	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201	ASPR-BARDA US DEPT OF HEALTH & HUMAN SERVICES BIOMEDICAL ADVANCED RESEACH & DEVELOPMENT AUT 200 Independence Ave., S.W. Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(x)	9A. AMENDMENT OF SOLICITATION NO.
T2 BIOSYSTEMS, INC. 1512719
Attn: MICHAEL GIBBS	9B. DATED (SEE ITEM 11)
T2 BIOSYSTEMS, INC.	101 HARTWE
101 HARTWELL AVE	x	10A. MODIFICATION OF CONTRACT/ORDER NO. 75A50119C00053
LEXINGTON MA 02421
10B. DATED (SEE ITEM 13) 09/30/2019
CODE	1512719	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐ is extended,	☐	is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR Part 43.103(a) - Bilateral Modification
D. OTHER (Specify type of modification and authority)

E. IMPORTANT:	Contractor	☐	is not	☒	is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number:	20-4827488
DUNS Number:	803126320
UEI: QVYNQM9WLJG3
The purpose of this no-cost modification is to revise section B.4 Estimated Cost - Cost Sharing.

1). The total contract value for the base period was $8,854,249.00, of which T2 Biosystems, Inc. cost share was $2,875,256.00 (32%) and BARDA's cost share was $5,978,993.00 (68%).

2). The total contract value for the option periods T2 Biosystems, Inc. cost share was $33,528,784.00 (37%) and BARDA's cost share was $56,045,580.00 (63%), and Continued ...
Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect .
15A. NAME AND TITLE OF SIGNER (Type or print) Roger Smith SVP Science R&D					16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) RICHARD A. HALL
15B. CONTRACTOR/OFFEROR			15C. DATE SIGNED		16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
/s/ Roger Smith			Digitally signed by Roger Smith		/s/ Richard Hall	Digitally signed	by Richard A. Hall -S 1
			Date: 2023.04.28 10:56:27 -04'00'			Date: 2023.05.0	08:58:04 -04'00'
(Signature of person authorized to sign)					(Signature of Contracting Officer)
Previous edition unusable						STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 75A50119C00053/P00013				PAGE OF
					2	6
NAME OF OFFEROR OR CONTRACTOR T2 BIOSYSTEMS, INC. 1512719
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

3).The total value of this contract (Base plus Options) is $[****], of which T2 Biosystems, Inc. cost share is $[****] (37%), and BARDA's cost share is $[****] (63%). See Block 14 Continuation Sheet. OTA: N Period of Performance: 04/01/2022 to 03/31/2025

NSN 7540-01-152-8067					OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

Contract No. 75A50119C00053 Modification No. P00013	Continuation Sheet Block 14	Page 3 of 6

**Yellow Highlights denotes applicable changes

Beginning with the effective date of this modification, the Government and the Contractor mutually agree as follows:

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS,

ARTICLE B.3 OPTION PERIODS - the table included in this Article is hereby modified to reflect the following:

B.3. COST REIMBURSEMENT OPTIONS

I.
The contract includes optional, cost reimbursement CLINs 0002 through 0007. The Government may exercise Option Periods in accordance with FAR 52.217-9 Option to Extend the Term of the Contract (March 2000), as set forth in Section I of the contract.

II.
The contract includes optional services, cost reimbursement CLIN 0008. The Government may exercise Option Services in accordance with FAR 52.217-8 Option to Extend Services, as set forth in Section I of the contract.

III.
Unless the government exercises its option pursuant to the option clause contained in ARTICLE 1.2, the contract consists only of the Base Work segment specified in the Statement of Work as defined in SECTION C and F, for the price set forth in ARTICLE B.2 of the contract.

IV.
The Government may modify the contract unilaterally and require the contractor to provide supplies and services for Option Periods listed below, in accordance with FAR 52.217-9.

V.
If the Government decides to exercise an option(s), the Government will provide the Contractor a preliminary written notice of its intent as referenced in the clause. Specific information regarding the time frame for this notice is set forth in the OPTION CLAUSE Article in SECTION G of this contract. The estimated cost of the contract will be increased as set forth below:

Contract No. 75A50119C00053 Modification No. P00013	Continuation Sheet Block 14	Page 4 of 6

Option	CLIN	Period of Performance	Supplies/Services	BARDA Estimated Not to Exceed	T2 Estimated Not to Exceed	Overall Total Estimated Not to Exceed
1	0002	09/14/2020 -10/15/2021	Option 1 Period: Optimize the T2 Biothreat Panel to meet requirements on the T2Dx device. Design, build, and optimize T2Nxt subsystems, and integrate those subsystems into a working device. Optimize the T2AMR Panel to detect targets	$10,495,783	$3,925,669	$14,421,452
2A	0003	09/30/2021-03/31/2022	Option 2A Continue T2Biothreat verification testing and initiate validation testing. Produce a functioning Beta instrument. Complete initial optimization studies and demonstrate required sensitivity with a manual process. Initiate T2Resistance Panel verification and clinical validation studies	$6,357,371	$2,087,418	$8,444,789
2B	0004	04/01/2022-09/30/2022	Option 2B Continue T2Biothreat verification testing and initiate validation testing. Produce a functioning Beta instrument. Complete initial optimization studies and demonstrate required sensitivity with a manual process.	$4,389,160	$2,960,502	$7,349,662
3	0005	09/30/2022 -08/31/2023

Option 3 Period: Complete validation testing of the T2Biothreat panel on the T2Dx instrument under BSL-3 and prepare and submit a 510(k) application to the FDA for the T2Biothreat panel for use on the T2Dx instrument. The contractor will also complete verification and validation testing and prepare and submit a 510(k) application to the FDA for the T2Resistance Panel for use on the T2Dx instrument. In AIM 1, the contractor will complete contrived sample verification studies of the T2Biothreat panel, prepare a 510(k) application and submit to FDA for clearance. In AIM 6, the contractor will complete verification and validation testing of the T2Resistance panel and prepare a 510(k) application and submit to FDA for clearance.

				$3,690,810	$6,999,220	$10,690,030

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Contract No. 75A50119C00053 Modification No. P00013	Continuation Sheet Block 14	Page 5 of 6

4	0006	[****]-[****]	Option 4 Period: [****]	$[****]	$[****]	$[****]
5	0007	[****]-[****]	Option 5 Period: [****]	$[****]	$[****]	$[****]
6	0008	[****]-[****]	Option 6 Period: [****]	$[****]	$[****]	$[****]

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Contract No. 75A50119C00053 Modification No. P00013	Continuation Sheet Block 14	Page 6 of 6

Optional Services	0009	TBD-TBD as Exercised	Option 7 Period: [****]	$[****]	$[****]	$[****]
		TOTALS	Only option years	$[****]	$[****]	$[****]
		TOTALS	Base+ options	$[****]	$[****]	$[****]

B.4 ESTIMATED COST - COST SHARING

[****]

End of Modification P00013

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.